Exhibit 10.4

[FORM OF WARRANT]

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

WARRANT TO PURCHASE COMMON STOCK

Warrant No.:

Number of Shares:                (1)

Date of Issuance: June     , 2004 (“Issuance Date”)

Artemis International Solutions Corporation, a Delaware corporation (the “Company”), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, [                                          ], the registered holder hereof or its permitted assigns (the “Holder”), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon surrender of this Warrant to Purchase Common Stock (including all Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the “Warrant”), at any time or times on or after the date hereof, but not after 11:59 P.M., New York Time, on the Expiration Date (as defined below), [                  (              )(2)] fully paid nonassessable shares of Common Stock (as defined below) (the “Warrant Shares”).  Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 15.  This Warrant is one of the Warrants to Purchase Common Stock (the “SPA Warrants”) issued pursuant to Section 1 of that certain Securities Purchase Agreement, dated as of June     , 2004 (the “Subscription Date”), among the Company and the buyers (the “Purchasers”) referred to therein (the “Securities Purchase Agreement”).

(1)                                  Insert number of shares equal to investment amount divided by the purchase price times 10%.

(2)                                  Same as above.

1.                                       EXERCISE OF WARRANT.

(a)                                  Mechanics of Exercise.  Subject to the terms and conditions hereof, this Warrant may be exercised by the Holder on any day, in whole or in part, by (i) delivery of a written notice, in the form attached hereto as Exhibit A (the “Exercise Notice”), of the Holder’s election to exercise this Warrant and (ii) (A) payment to the Company of an amount equal to the applicable Exercise Price multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the “Aggregate Exercise Price”) in cash or by wire transfer of immediately available funds or (B) by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)).  The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder.  Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant Shares.  On or before the first Business Day following the date on which the Company has received each of the Exercise Notice and the Aggregate Exercise Price (or notice of a Cashless Exercise) (the “Exercise Delivery Documents”), the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Delivery Documents to the Holder and the Company’s transfer agent (the “Transfer Agent”).  On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program and that the Common Stock is eligible, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii)(A) above or notification to the Company of a Cashless Exercise referred to in Section 1(d), the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.  If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three Business Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number (with one-half being rounded upward).  The Company shall pay any and all taxes, including without limitation, all documentary stamp, transfer or similar taxes, or other incidental expense that may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

(b)                                 Exercise Price.  For purposes of this Warrant, “Exercise Price” means $2.64, subject to adjustment as provided herein.

(c)                                  Company’s Failure to Timely Deliver Securities.  (i)  In addition to any other rights available to a Holder, if the Company fails to deliver or cause to be delivered to the Holder a certificate representing Warrant Shares by the Business Day after the date on which delivery of such certificate is required by this Warrant, and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the Exercise Date.

(ii)                                  If the provisions of clause (i) above shall not apply, if the Company shall fail for any reason or for no reason to issue to the Holder within three Business Days of the Exercise Date, a certificate for the number of shares of Common Stock to which the Holder is entitled or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, the Company shall pay as additional damages in cash to such Holder on each day after such third Business Day that the issuance of such Common Stock is not timely effected an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the Holder without violating Section 1(a).

(iii)                               If within three (3) Business Days of the Exercise Date, the Company fails to deliver a new Warrant to the Holder for the number of shares of Common Stock to which such Holder is entitled, the Company shall pay as additional damages in cash to such Holder on the day after such third Business Day that such delivery of such new Warrant is not timely effected an amount equal to 1.0% of the product of (A) the number of shares of Common Stock represented by the portion of this Warrant which is not being exercised and (B) the Closing Sale Price of the Common Stock on the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating Section 1(a).

(d)                                 Cashless Exercise.  Notwithstanding anything contained herein to the contrary, the Holder may, in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the “Net Number” of shares of Common Stock determined according to the following formula (a “Cashless Exercise”):

Net Number = (A x B) - (A x C)

B

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= the Closing Sale Price of the Common Stock (as reported by Bloomberg) on the date immediately preceding the date of the Exercise Notice.

C= the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

(e)                                  Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 12.

2.                                       ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.  The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

(a)                                  [Reserved].

(b)                                 Adjustment upon Subdivision or Combination of Common Stock.  If the Company at any time after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of Warrant Shares will be proportionately increased.  If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares will be proportionately decreased.  Any adjustment under this Section 2(b) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(c)                                  [Reserved.]

3.                                       RIGHTS UPON DISTRIBUTION OF ASSETS.  If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case:

(a)                                  any Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Exercise Price by a fraction of which (i) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company’s Board of Directors) applicable to one share of Common Stock, and (ii) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

(b)                                 the number of Warrant Shares shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding paragraph (a); provided that in the event that the Distribution is of common stock (“Other Common Stock”) of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the Holder may elect to receive a warrant to purchase Other Common Stock in lieu of an increase in the number of Warrant Shares, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the number of shares of Other Common Stock that would have been payable to the Holder pursuant to the Distribution had the Holder exercised this Warrant immediately prior to such record date and with an aggregate exercise price equal to the product of the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding paragraph (a) and the number of Warrant Shares calculated in accordance with the first part of this paragraph (b).

4.                                       PURCHASE RIGHTS; ORGANIC CHANGE.

(a)                                  Purchase Rights.  In addition to any adjustments pursuant to Section 2 or 3 above, if at any time the Company grants, issues or sells any Options (other than options issued pursuant to an Approved Stock Plan), Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b)                                 Organic Change.  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets to another Person or other transaction, in each case which is effected in such a way that holders of Common Stock are entitled to receive securities or assets with respect to or in exchange for Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any (i) sale of all or substantially all of the Company’s assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the Person issuing the securities or providing the assets in such Organic Change (in each case, the “Acquiring Entity”) a written agreement (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to deliver to the Holder in exchange for this Warrant, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and reasonably satisfactory to the Holder (including, an adjusted exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of this Warrant).  In the event that an Acquiring Entity is directly or indirectly controlled by a company or entity whose common stock or similar equity interest is listed, designated or quoted on a securities exchange or trading market, the Holder may elect to treat such Person as the Acquiring Entity for purposes of this Section 4(b).  Prior to the consummation of any other Organic Change, the Company shall be required to make appropriate provision (in form and substance reasonably satisfactory to the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding) to insure that the Holder thereafter will have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the exercise of this Warrant as of the date of such Organic Change.

5.                                       NONCIRCUMVENTION.  The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder.  Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) will, so long as any of the SPA Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the exercise of the SPA Warrants, 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the exercise of the SPA Warrants then outstanding (without regard to any limitations on exercise).

6.                                       WARRANT HOLDER NOT DEEMED A STOCKHOLDER.  Except as otherwise specifically provided herein, the Holder, solely in such Person’s capacity as a holder, of this Warrant shall not be entitled to vote or receive dividends or be deemed the holder of shares of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person’s capacity as a holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant.  In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.  Notwithstanding this Section 6, the Company will provide the Holder with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

7.                                       REISSUANCE OF WARRANTS.

(a)                                  Transfer of Warrant.  The Holder may transfer this Warrant and the rights hereunder only in accordance with applicable securities laws.  If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less then the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

(b)                                 Lost, Stolen or Mutilated Warrant.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

(c)                                  Warrant Exchangeable for Multiple Warrants.  This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

(d)                                 Issuance of New Warrants.  Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

8.                                       NOTICES.  Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement.  The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly upon any adjustment of the Exercise Price or number of Warrant Shares or number or kind of securities purchasable upon exercise of this Warrant, setting forth in reasonable detail, and certifying, the facts requiring such adjustment and the calculation of such adjustment and (ii) at least fifteen days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grants, issues or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of Common Stock or (C) for determining rights to vote with respect to any Change of Control (as defined in the Certificate of Designations), dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

9.                                       AMENDMENT AND WAIVER.  Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of SPA Warrants representing at least a majority of the shares of Common Stock obtainable upon exercise of the SPA Warrants then outstanding; provided that no such action may increase the exercise price of any SPA Warrant or decrease the number of shares or class of stock obtainable upon exercise of any SPA Warrant without the written consent of the Holder.  No such amendment shall be effective to the extent that it applies to less than all of the holders of the SPA Warrants then outstanding.

10.                                 GOVERNING LAW.  This Warrant shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

11.                                 CONSTRUCTION; HEADINGS.  This Warrant shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof.  The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

12.                                 DISPUTE RESOLUTION.  (a)     In the case of a dispute as to the arithmetic calculation of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed arithmetic calculations via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  The Holder and the Company shall determine the correct arithmetic calculation within three Business days of such disputed arithmetic calculation being transmitted to such holder.  If the Holder and the Company are unable to agree upon correct arithmetic calculation of the Exercise Price or the Warrant Shares within such time, then the Company shall, within two Business Days, submit via facsimile the disputed calculation to an independent, reputable nationally recognized accounting firm selected jointly by the Company and the Holder.  The Company shall cause the accounting firm to perform the calculation and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations.  Such accounting firm’s determination shall be binding upon all parties absent manifest error.

(b)                                 In the case of a dispute as to the determination of fair market value of a security to determine the Exercise Price, the Company shall submit the disputed determination via facsimile within two Business Days of receipt of the Exercise Notice giving rise to such dispute, as the case may be, to the Holder.  If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination being submitted to the Holder, then the Company shall, within two Business Days, submit via facsimile the disputed determination of the Exercise Price to an independent, reputable investment bank or accountant selected jointly by the Company and the Holder.  The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations and notify the Company and the Holder of the results no later than ten Business Days from the time it receives the disputed determinations or calculations.  Such investment bank’s determination shall be binding upon all parties absent demonstrable error.

(c)                                  The fees and expenses associated with the determinations made by such investment bank or accountant shall be bourne by the parties hereto in inverse proportion to the resolution of the discrepancy that is the subject of the dispute.

13.                                 REMEDIES, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.  The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant or any other Transaction Document (as defined in the Securities Purchase Agreement), at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate.  The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

14.                                 TRANSFER.  This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to applicable securities laws.

15.                                 CERTAIN DEFINITIONS.  For purposes of this Warrant, the following terms shall have the following meanings:

(a)                                  “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to employees, officers or independent directors for services provided to the Company.

(b)                                 “Bloomberg” means Bloomberg Financial Markets.

(c)                                  “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)                                 “Closing Bid Price” and “Closing Sale Price” mean, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market (as defined in the Securities Purchase Agreement), as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).  If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.  If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 12.  All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

(e)                                  “Common Stock” means (i) the Company’s common stock, par value $.001 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(f)                                    “Convertible Securities” means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(g)                                 “Expiration Date” means the date five years after the Closing Date (as defined in the Securities Purchase Agreement) or, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a “Holiday”), the next date that is not a Holiday.

(h)                                 “Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(i)                                     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(j)                                     “Registration Rights Agreement” means that certain registration rights agreement by and among the Company and the Purchasers.

(k)                                  “SPA Securities” means the Series A Convertible Preferred Stock of the Company issued pursuant to the Securities Purchase Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

By:
Name:
Title:

EXHIBIT A

EXERCISE NOTICE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

The undersigned holder hereby exercises the right to purchase                                    of the shares of Common Stock (“Warrant Shares”) of Artemis International Solutions Corporation, a Delaware corporation (the “Company”), evidenced by the attached Warrant to Purchase Common Stock (the “Warrant”).  Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.  Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

a “Cash Exercise” with respect to                                    Warrant Shares; and/or

a “Cashless Exercise” with respect to                                Warrant Shares.

2.  Payment of Exercise Price.  In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $                                       to the Company in accordance with the terms of the Warrant.

3.  Delivery of Warrant Shares.  The Company shall deliver to the holder                      Warrant Shares in accordance with the terms of the Warrant.

Date:                                    ,

Name of Registered Holder

By:
Name:
Title:

ACKNOWLEDGMENT

The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust Co. to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated June     , 2004 from the Company and acknowledged and agreed to by American Stock Transfer & Trust Co.

ARTEMIS INTERNATIONAL SOLUTIONS CORPORATION

By:
Name:
Title: